Prudential Financial, Inc. Investor Day June 18, 2013 Exhibit 99.1

Forward-Looking Statements
2
Investor Day 6.18.2013
Certain of the statements included in this presentation constitute forward-looking statements within the meaning of the U. S. Private Securities
Litigation Reform Act of 1995. Words such as “expects,” “believes,” “anticipates,” “includes,”  “plans,” “assumes,” “estimates,” “projects,” “intends,”
“should,” “will,” “shall,” or variations of such words are generally part of forward-looking statements.  Forward-looking statements are made based on management’s current expectations and beliefs concerning future developments and their potential effects upon Prudential Financial, Inc. and its subsidiaries.  There can be no assurance that future developments affecting Prudential Financial, Inc. and its subsidiaries will be those anticipated by management. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, among others:  (1) general economic, market and political conditions, including the performance and fluctuations of fixed income, equity, real estate and other financial markets; (2) the availability and cost of additional debt or equity capital or external financing for our operations; (3) interest rate fluctuations or prolonged periods of low interest rates; (4) the degree to which we choose not to hedge risks, or the potential ineffectiveness or insufficiency of hedging or risk management strategies we do implement, with regard to variable annuity or other product guarantees; (5) any inability to access our credit facilities; (6) reestimates of our reserves for future policy benefits and claims; (7) differences between actual experience regarding mortality, longevity, morbidity, persistency, surrender experience, interest rates or market returns and the assumptions we use in pricing our products, establishing liabilities and reserves or for other purposes; (8) changes in our assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (9) changes in assumptions for retirement expense; (10) changes in our financial strength or credit ratings; (11) statutory reserve requirements associated with term and universal life insurance policies under Regulation XXX and Guideline AXXX; (12) investment losses, defaults and counterparty non-performance;
(13) competition in our product lines and for personnel; (14) difficulties in marketing and distributing products through current or future distribution channels; (15) changes in tax law; (16) economic, political, currency and other risks relating to our international operations; (17) fluctuations in foreign currency exchange rates and foreign securities markets; (18) regulatory or legislative changes, including the Dodd-Frank Wall Street
Reform and Consumer Protection Act; (19) inability to protect our intellectual property rights or claims of infringement of the intellectual property rights of others; (20) adverse determinations in litigation or regulatory matters and our exposure to contingent liabilities, including in connection with our divestiture or winding down of businesses; (21) domestic or international military actions, natural or man-made disasters including terrorist activities or pandemic disease, or other events resulting in catastrophic loss of life; (22) ineffectiveness of risk management policies and procedures in identifying,  monitoring and managing risks; (23) effects of acquisitions, divestitures and restructurings; (24) interruption in telecommunication, information technology or other operational systems or failure to maintain the security, confidentiality or privacy of sensitive data on such systems; (25) changes in statutory or U.S. GAAP accounting principles, practices or policies; (26) Prudential Financial, Inc.’s primary reliance, as a holding company, on dividends or distributions from its subsidiaries to meet debt payment obligations and the ability of the subsidiaries to pay such dividends or distributions in light of our ratings objectives and/or applicable regulatory restrictions; and (27) risks due to the lack of legal separation between our Financial Services Businesses and our Closed Block Business. Prudential Financial, Inc. does not intend, and is under no obligation, to update any particular forward-looking statement included in this presentation.
See “Risk Factors” included in Prudential Financial, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2012 for discussion of certain risks relating to our businesses and investment in our securities.
Prudential Financial, Inc. of the United States is not affiliated with Prudential PLC which is headquartered in the United Kingdom.

Non–GAAP Measures
3
Investor Day 6.18.2013
This presentation includes references to “adjusted operating income.” Adjusted operating income is a non-GAAP measure of performance of our Financial
Services Businesses.  Adjusted operating income excludes “Realized investment gains (losses), net,” as adjusted, and related charges and adjustments. A significant element of realized investment gains and losses are impairments and credit-related and interest rate-related gains and losses.  Impairments and losses from sales of credit-impaired securities, the timing of which depends largely on market credit cycles, can vary considerably across periods. The timing of other sales that would result in gains or losses, such as interest rate-related gains or losses, is largely subject to our discretion and influenced by market opportunities as well as our tax and capital profile.
Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are
part of a hedging program related to the risk of those products.   Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.
Adjusted operating income also excludes investment gains and losses on trading account assets supporting insurance liabilities and changes in experience-
rated contractholder liabilities due to asset value changes, because these recorded changes in asset and liability values are expected to ultimately accrue to contractholders. Trends in the underlying profitability of our businesses can be more clearly identified without the fluctuating effects of these transactions. In addition, adjusted operating income excludes the results of divested businesses, which are not relevant to our ongoing operations. Discontinued operations, which is presented as a separate component of net income under GAAP, is also excluded from adjusted operating income.
We believe that the presentation of adjusted operating income as we measure it for management purposes enhances understanding of the results of operations of the Financial Services Businesses by highlighting the results from ongoing operations and the underlying profitability of our businesses.
However, adjusted operating income is not a substitute for income determined in accordance with GAAP, and the adjustments made to derive adjusted operating income are important to an understanding of our overall results of operations.
Return on equity (“ROE”) based on adjusted operating income is determined by dividing adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation) by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income.
Our expectations of ROE potential are based on after-tax adjusted operating income. Because we do not predict future realized investment gains / losses or recorded changes in asset and liability values that are expected to ultimately accrue to contractholders, we cannot provide a measure of our ROE expectations based on income from continuing operations of the Financial Services Businesses, which is the GAAP measure most comparable to adjusted operating income.
The information referred to above, as well as the risks of our businesses described in our Annual Report on Form 10-K for the year ended December 31,
2012, should be considered by readers when reviewing forward-looking statements contained in this presentation.  Additional historical information relating to our financial performance is located on our Web site at www.investor.prudential.com.

Reconciliation for Individual Annuities Pre-Tax Adjusted
Operating Income excluding Indicated Disclosed Items
4
2007 2008 2009 2010 2011 2012
Individual Annuities pre-tax adjusted operating income 652 $     (955) $    672 $     950 $     662 $     1,039 $
Reconciling items:
Unlockings and experience true-ups
(1)
80 (1,320) 359 336 (222) 81
Write off of Allstate goodwill - (97) - - - -
Reinsurance contract refinement
(2)
- - - 25 - -
Expenses estimated in excess of baseline level - - - - - (17)
Impairment of capitalized software - - - - - (9)
Sub-total 80 (1,417) 359 361 (222) 55
Individual Annuities pre-tax adjusted operating income
excluding disclosed items indicated above
572 $     462 $     313 $     589 $     884 $     984 $
1) included adjustments of amortization of deferred policy acquisition costs and other amortization items, and reserves for guaranteed minimum death and income benefits
2) represents refinements based on a review and settlement of reinsurance contracts related to acquired business

Reconciliation for International Insurance Pre-Tax Adjusted
Operating Income excluding Indicated Disclosed Items
5
2008 2009 2010 2011 2012
International Insurance pre-tax adjusted operating income 1,581 $   1,651 $   1,887 $   2,263 $   2,704 $
Reconciling items:
China Pacific gains -          -          66           237         60
Star / Edison transaction and integration costs -          -          -          (213)        (138)
Sub-total -          -          66           24           (78)
International Insurance pre-tax adjusted operating income excluding disclosed items indicated above
1,581 $   1,651 $   1,821 $   2,239 $   2,782 $

John Strangfeld Chairman and CEO Prudential Financial, Inc.

2
Investor Day 6.18.2013
Roadmap to Sustainable and Appropriate ROE
(1)
2011
BASELINE
(2)
11%
2013
TARGET
13-14%
CAPITAL DEPLOYMENT
BUSINESS ROE EXPANSION
1)
For Financial Services Businesses (FSB). Based on average attributed equity excluding total accumulated other comprehensive income.
2)  Represents Return on Equity (ROE) for the FSB excluding market driven and discrete items disclosed in the Company’s earnings press releases.  Reflects the adoption of amended accounting guidance for deferred policy acquisition costs effective January 1, 2012, and the discretionary change in accounting principle related to the Company's pension plans.
• Higher Margins
• Business Growth
• Star/Edison Integration
• PRT
• Hartford
• Shareholder Distributions

3
Investor Day 6.18.2013
Prudential’s Investor Value Proposition
SUPERIOR
PERFORMANCE
TALENT
CAPITAL
MANAGEMENT
PORTFOLIO OF
BUSINESSES
QUALITY
BUSINESSES
• Well Diversified
• Life, Retirement,
Asset Management
• US & International
• Balance of Risks
• Financial Strength
• Disciplined Balance of:
Organic Growth
M&A
Return to Shareholders
• Proven Acquisition &
Integration Track Record
• Strategic Imperative
• Quality, Depth &
Diversity
• Culture of:
Collaboration
Innovation
Execution
• Market Leader in
Chosen Markets
• Premium Brand
• Strong Fundamentals

Mark Grier Vice Chairman Prudential Financial, Inc.

Prudential’s U.S. Businesses
Prudential’s U.S. Businesses
Charles Lowrey
Charles Lowrey
Executive Vice President and
Executive Vice President and
Chief Operating Officer, U.S.
Chief Operating Officer, U.S.

Agenda 2 Investor Day 6.18.2013 • Executive Summary • Overall U.S. Strategy • Review of U.S. Businesses • Conclusion

• Our U.S. businesses are positioned to benefit from a cyclical recovery, as well as from favorable secular growth trends, and to achieve appropriate returns
– Retirement
– Pension plan de-risking
– Longevity
– Individual asset accumulation
• Our primary focus is on profitable growth rather than on market share
– Expected returns drive decisions
– Sales volume is an outcome
• We have taken steps to reduce volatility
– Significantly scaled back Asset Management’s strategic investing
– Modified variable annuity benefits
• We are pursuing opportunities that capitalize on our combined set of business capabilities
– Pension Risk Transfer solutions
– Other platforms for asset management flows
3
Executive Summary
Investor Day 6.18.2013

Agenda 4 • Executive Summary • Overall U.S. Strategy • Review of U.S. Businesses • Conclusion Investor Day 6.18.2013

There are Three Elements to our U.S. Strategy
• Consistently focus on execution
– Manage profitability through pricing discipline and operational efficiency
– Carefully manage distribution systems
• Within each business, identify and pursue additional profitable growth opportunities
– Focus on secular growth trends within broader set of addressable markets
• Enhance our competitive advantage by leveraging the distinctive combination of capabilities across our businesses
– Product capabilities with respect to Insurance,  Asset Management, and Retirement and
Annuities
– Capital and Risk Management capabilities
5
Investor Day 6.18.2013

Trends Trends Opportunities Opportunities Prudential Solutions Prudential Solutions
Retirement Wave • 10,000 retirees every day through 2030
• Retirees and near-retirees control vast
majority of investable assets
• Outcome-oriented products
• Retirement income
Retirement Savings
Adequacy Gap
• Generations X and Y need to increase
retirement savings
• Innovative solutions to drive
higher savings, both in and out of
retirement plans
Changing U.S.
Retirement System
• Fundamental change in how corporate
defined benefit (DB) plans are managed
• Increased reliance on defined contribution
(DC) plans
• Liability-driven investing
• Pension Risk Transfer
• Stable Value
• DB-like outcomes
Longevity • A 65 year-old has a 26% chance of living to
90, and an 11% chance of living to 100
• Retirement income
• Living benefits
• Longevity insurance
Investment
Strategies
• Shift from focus on relative benchmark
returns to solutions that offer guarantees,
risk control, upside participation
• Institutional and retail outcome-
oriented solutions that leverage
asset management, risk
management, and insurance
capabilities
Collateral Effects of
Healthcare Reform
• Employers are revisiting overall employee
benefits strategy
• Group voluntary products
Several Trends are Creating Opportunities
Across our Markets
6
Investor Day 6.18.2013

Our Businesses are Positioned to Capitalize on
Market Opportunities
• We like our business mix
– Divested non-core businesses
– Discontinued sales of non-core products
– Increased scale and capabilities in insurance through acquisition
– Expanded our retirement presence through Investment Only Stable Value and
Pension Risk Transfer
• Our portfolio of businesses provides diversification of risk exposure
– Equity markets
– Interest rate levels
– Mortality and longevity
• We serve a broad set of institutional and retail customers through multiple distribution channels
– Cross-business management of key client, distribution, and consultant relationships
7
Investor Day 6.18.2013

1,500 Asset Management clients
(1)
7,900 Retirement DB and DC plans
22,500 Group institutional clients
We have an Extensive Presence across the
Institutional and Retail Marketplace
8
Numbers reflect rounding
1) As of 3/31/13. Other data shown is as of 12/31/12.
2) Third party financial professionals counted on a product-by-product basis.
3.8 million DB and DC participants and annuitants
(1)
28 million Individuals covered by group insurance contracts
7 million Individual Life policyholders
(1)
1.3 million Individual Annuity contract holders
(1)
120,000
Third party financial professionals selling our products
(2)
2,700 Prudential agents
(1)
500 Prudential wholesalers
(1)
140 of Fortune 500 companies
78 of largest 100 U.S. retirement plans
Over 6 million retiree and
near-retiree customers
Investor Day 6.18.2013

We Benefit from a Diversified Business Mix
Less market sensitive businesses:
Retirement, Insurance
More market sensitive businesses:
Annuities, Asset Management
2012 Pre-Tax AOI
(1)
$2,580 million
1Q13 EOP Attributed Equity
(2)
$16.8 billion
1) Pre-tax Adjusted Operating Income (AOI) of the U.S. Businesses.
2) Attributed equity of the U.S. Businesses as of 3/31/13, excluding accumulated other comprehensive income.
3) Represents the U.S. Individual Life and Group Insurance Division.
Investor Day 6.18.2013
9

Our Differentiated Product Capabilities are Wrapped in Strong Risk and Capital Management Capabilities Investor Day 6.18.2013 10

With these Product Capabilities, We Provide a Diverse
Set of Solutions to Individuals and Institutions
Retail Funds
and Institutional
Solutions
Protection and
Savings Solutions
Asset Accumulation
and Income Solutions
Risk Transfer Solutions
Investor Day 6.18.2013
11

12
These Solutions Generate a Broad Set of Customer Flows
Retail Funds
and Institutional
Solutions
Protection and
Savings Solutions
Asset Accumulation
and Income Solutions
Risk Transfer Solutions
Investor Day 6.18.2013

13
Our Product Capabilities also Create Additional
Asset Management Opportunities
Retail Funds
and Institutional
Solutions
Protection and
Savings Solutions
Asset Accumulation
and Income Solutions
Risk Transfer Solutions
Investor Day 6.18.2013
Proprietary
Flows
Proprietary
Flows
Retirement and
Annuities
Insurance
Asset
Management

Our Capabilities are Mutually Supportive and, When Combined,
Address a Broader Set of Customer Needs
Retail Funds
and Institutional
Solutions
Protection and
Savings Solutions
Asset Accumulation
and Income Solutions
Risk Transfer Solutions
Investor Day 6.18.2013
14
Solutions leveraging our
combined capabilities:
Pension Risk Transfer
Target Date Solutions
Income Solutions
Outcome-oriented
Investment Solutions
Group/Individual Life
Combination Products
Retirement and
Annuities
Insurance
Asset
Management

As an Example, Pension Risk Transfer Draws Upon
Our Full Set of Combined Capabilities
15
• Rising need for de-risking solutions for U.S. plan sponsors
– Stricter pension funding rules
– Shift from DB to DC plans
– Increasing accounting transparency
– Asset risk and longevity risk awareness
• Prudential is exceptionally well positioned by virtue of its:
• Prudential emerged as the U.S. Pension Risk Transfer market leader with two industry-shaping transactions in 2012
Investor Day 6.18.2013
– Investment management skills
– Risk management skills
– Actuarial capabilities
– Strong balance sheet
– Respected brand
– Retiree client service platform
– Industry-leading talent
– General Motors: $25 billion group annuity contract; 110,000 retirees
– Verizon: $8 billion group annuity contract; 41,000 retirees
Catalysts
Unique
Capabilities
World-Class
Counterparties

Agenda Investor Day 6.18.2013 16 • Executive Summary • Overall U.S. Strategy • Review of U.S. Businesses • Conclusion

Annuities
• Market leading position across multiple distribution channels
• Disciplined approach to managing profitability and exposure
– Pricing discipline to ensure we meet our hurdle rates
– Sales discipline to ensure appropriate overall earnings mix
• Several product changes and introductions within the last year to reduce risk and volatility
• Source of proprietary investment management opportunities
• Additional profitable growth opportunities
– New products to meet market demand for a broad set of retirement income solutions
Investor Day 6.18.2013
17

Annuities: Sales, Flows, and Account Values
18
Account Values
(1)
($ billions)
Sales and Net Flows
($ billions)
1)
As of end of period.
$21.8
$20.3
$20.0
$13.4
$11.7 $11.8
$0
$5
$10
$15
$20
$25
2010 2011 2012
Gross Sales Net Flows
$106.2
$113.5
$135.3
$0
$20
$40
$60
$80
$100
$120
$140
$160
2010 2011 2012
Investor Day 6.18.2013

• Market leader in Institutional Investment Products
– Pension Risk Transfer
– Investment Only Stable Value
– Improves operational efficiency and customer experience
– Strengthens this platform for stable value and other investment products
• Balanced earnings mix between these two platforms
– Institutional Investment Products now contributes more than half of segment earnings
– Mix of fee and spread income
• Source of proprietary investment management opportunities
• Additional profitable growth opportunities:
– U.S. and International Pension Risk Transfer expansion – pace of transactions will be lumpy
– Additional markets for Investment Only Stable Value
– Addressing marketplace gaps in retirement plan coverage, retirement savings adequacy, and longevity protection
Retirement
19
Investor Day 6.18.2013
• Significantly enhancing our recordkeeping capabilities in Full Service, a fully integrated platform for DB, DC, and non-qualified plans

$34.6
$44.6
$71.4
$0
$10
$20
$30
$40
$50
$60
$70
$80
2010 2011 2012
Full Service Other Institutional Investment Products Pension Risk Transfer
$10.8
$19.3
$43.7
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
2010 2011 2012
$205
$230
$290
$0
$50
$100
$150
$200
$250
$300
$350
2010 2011 2012
Full Service Institutional Investment Products
Retirement: Sales, Flows, and Account Values
20
1) As of end of period.
Sales
($ billions)
Account Values
(1)
($ billions)
Net Flows
($ billions)
Investor Day 6.18.2013

Asset Management
• $827 billion in assets under management as of December 31, 2012
• Robust organic growth through the financial crisis
– 22 consecutive quarters of positive third party institutional net flows
(1)
– Successful entry to the closed-end fund market
– Asset Management fees have grown at 12% annually since 2010
• Strong investment returns
– 74% of assets exceeded benchmarks over the past three years
• Continuing to reduce volatility from Other Related Revenue
• Additional profitable growth opportunities:
– Proprietary target date solutions, and other outcome-oriented solutions
– Further pension plan de-risking  (Pension Risk Transfer, Liability-driven investing)
– Increased proprietary flows from other business platforms
– Increasing globalization of asset management
21
1) Excluding money market flows.
Investor Day 6.18.2013

$606
$718
$827
2010 2011 2012
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
Asset Management: AUM and Fees
22
Asset Management Fees
by Asset Type
($ millions)
AUM by Asset Type
(1)
($ billions)
Public Fixed Income
Private Fixed Income
Equity
Real Estate
Commercial
Mortgages
1) As of end of period.
2) Includes Commercial Mortgages.
$1,326
$1,541
$1,667
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
$1,600
$1,800
2010 2011 2012
Fixed Income Equity Real Estate
Investor Day 6.18.2013
(2)

Asset Management: Revenue Mix
23
1) Excludes Service, Distribution and Other Revenues.
2) Not restated for International Investments.
3) Includes CDOs.
2007
(1)(2)
$1.6 billion
2012
(1)
$1.9 billion
Key developments since 2007:
• Growth in asset management fees
• Reduced strategic investing exposure from 2008 peak levels
– Interim portfolio reduced from $1.9 to $0.3 billion
(3)
– Total strategic investing portfolio reduced from $2.7 to $1.0 billion
– Strategic investments per fund reduced from $44 to $19 million
• Exited commercial mortgage securitization conduit
Asset Management Fees
Other Related
Revenue
Investor Day 6.18.2013
66%
34%
89%
11%

Asset Management: Flows
24
1) Third Party, excluding Money Market activity.
($ billions)
Net Flows
(1)
$28.7
$16.9
$17.2
$7.8
$5.7
$12.8
$36.5
$22.6
$30.0
$0
$5
$10
$15
$20
$25
$30
$35
$40
2010 2011 2012
Institutional Retail
Investor Day 6.18.2013

Asset Management: AUM Growth Attribution
25
($ billions)
Investor Day 6.18.2013
$28
$114
$9
$159
$124
$111
($6)
$288
$439
$827
2002 AUM
Net Flows
2007 AUM
Net Flows
Market /
Asset
Appreciation
Other
International
Investment
Management (1)
Market / Asset
Appreciation
Other
(2)
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2012 AUM
1) International Investment Management represents 12/31/12 EOP AUM. Results of the majority of the company's international investments operations, formerly included in the International Insurance segment, have been reclassified and included in the Asset Management segment as of 12/31/2012.
This reflects the Company's decision to align the management of these businesses.
Other includes Money Market flows, foreign exchange rate and other activity.
2)

Individual Life Insurance
• Market leader with strong profitability
– Maintaining pricing discipline
– Focusing on most profitable distribution partners
• Inherently stable business and important source of cash flow
• Product mix limits overall interest rate and equity market sensitivity
• Additional profitable growth opportunities
– Integration of Hartford Life acquisition
• Expands scale
• Provides complementary distribution
• Enhances product innovation capabilities
• Generates appropriate returns over time
– Underserved markets
26
Investor Day 6.18.2013

Individual Life: New Business Premiums and In-force
27
1) Excludes corporate-owned life insurance.
2) As of end of period, before reinsurance ceded.
Annualized New Business Premiums
(1)
($ millions)
Face Amount In Force
(2)
($ billions)
$260
$278
$412
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
2010 2011 2012
Variable
Universal
Term
$613
$631
$670
$0
$100
$200
$300
$400
$500
$600
$700
$800
2010 2011 2012
Investor Day 6.18.2013

Group Insurance
• New senior management team
• Making progress with respect to profitability in Disability
– One-third of the book has been repriced or lapsed over the past year
– Investing heavily in claims management
– Improving benefit ratio
• Group Life benefiting from strong demand for voluntary products
– Approximately 70% of sales in 2012
• Additional profitable growth opportunities from new and existing voluntary products
28
Investor Day 6.18.2013
Disability Benefit Ratio
Life Benefit Ratio

Group Insurance: Premiums
29
Annualized New Business Premiums
($ millions)
In Force Premiums
(1)
($ millions)
1) As of end of period; net of reinsurance.
$4,612
$5,071
$5,172
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2010 2011 2012
Life Disability
$568
$635
$439
$0
$100
$200
$300
$400
$500
$600
$700
2010 2011 2012
Voluntary Life Basic Life Disability
Investor Day 6.18.2013

Agenda 30 • Executive Summary • Overall U.S. Strategy • Review of U.S. Businesses • Conclusion Investor Day 6.18.2013

Conclusion
• We have an extensive presence across the institutional and retail marketplace
• We are poised to continue to benefit from a cyclical recovery in the economy and capital markets
• We are favorably leveraged to longer-term secular growth trends
– Retirement
– Pension plan de-risking
– Longevity
– Individual asset accumulation
• Each respective business is focused on achieving profitable growth
– Sustaining strong execution and discipline in our current markets
– Identifying and pursuing additional growth opportunities
• Across our businesses, we are pursuing additional opportunities where we are competitively advantaged by our distinctive combination of capabilities
31
Investor Day 6.18.2013

Prudential Annuities Robert O’Donnell Robert O’Donnell President President Prudential Annuities Prudential Annuities

Variable Annuities is a Core Prudential Business
2
In Force Valuation
• Our in force portfolio has significant value and will produce positive cash flows over the remaining life in diverse scenarios
Risk Management
• Our risk management efforts focus on reducing capital markets risk and maintaining a strong capital position
New Business
• Our new business produces positive cash flows and offers favorable returns in the current interest rate environment
Investor Day 6.18.2013

Company
Perspective
Customer and Distributor
Perspective
• Lifetime retirement income
security
• Equity Market participation
• Flexible access to account value
• Account value protection in
down markets
• Demonstrated commitment
to business
• Innovative product offerings
• Contributes to Prudential’s
business and risk diversification
• Solid returns and growth
over time
• Strong track record in product-
based risk management
• Capital market protection
through hedging program
Value Proposition
3
Investor Day 6.18.2013

1 1
Year End 2009
(1)
$81 billion
Year End 2012
(1)
$132 billion
Improved Risk
Profile
Living Benefit with
Auto-Rebalancing
Living Benefit without
Auto-Rebalancing
No Living Benefits
Improving Risk Profile of
In Force Variable Annuity Block
1) Variable annuity account values were composed of 52% of equity funds and 48% of fixed income at end of 2009 and 57% of equity funds and 43% of fixed income at end of 2012.
Investor Day 6.18.2013
43%
22%
35%
70%
12%
18%
4

Key Risks and Risk Management
5
Risks
Risks
Mitigants
Mitigants
• Hedging mitigates capital market risk of living
benefit features
• Auto-rebalancing at contract level
• Account value is first source of funding for
lifetime income
• Rigorous management of asset allocation options
•
Assumptions based on industry standards
• Best estimates refreshed annually
•
Assumptions based on historical data
• Best estimates refreshed annually
Investment
Investment
Performance
Performance
Mortality/
Mortality/
Longevity
Longevity
Policyholder
Policyholder
Behavior
Behavior
Investor Day 6.18.2013
Capital
Capital
Markets
Markets

In Force Valuation 6 Investor Day 6.18.2013

Profile of Baseline Assumptions for In Force Contracts
7
1) Based on GAAP best estimates as of 12/31/12.
2) Long term expected equity market return. Expected return in four year look forward period is 9.1%.
3) Long term expected fixed income return.  Expected return in four year look forward period is 1.4%.
4) Policyholder behavior assumptions for guaranteed lifetime withdrawal benefit products only.
5) Lapse rates prior to the dynamic lapse adjustment.
6) After shock lapses.
Capital
Markets
Policyholder
Behavior
(4)
Baseline Assumptions
(1)
Equity Market Return
(2)
6.0% appreciation plus
2.0% dividend yield
Fixed Income Return
(3)
3.6%
Blended Return
~6.0% annually
Living Benefit Liability is Hedged
Investor Day 6.18.2013
Base Annual Lapse Assumptions
Inside Surrender Charge Period
1.0%
(5)
Outside Surrender Charge Period
(6)
9.0%
(5)
Dynamic Lapse Assumption 5.4%
Benefit Utilization 95% take lifetime withdrawals
Benefit Efficiency
85% of guaranteed amount

In Force is Expected to Produce Positive
Future Cash Flows
8
1) Reflects total remaining contract cash flows based upon the in force book of business as of 12/31/12.
2) Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.
Baseline Scenario Cash Flows
Baseline Scenario Cash Flows
(1)(2) (1)(2)
Investor Day 6.18.2013

In a Range of Capital Market Scenarios, the In Force Book
Produces Positive Cash Flows, Including the Impact of Hedging
9
1) Reflects total contract cash flows based upon the in force book of business as of 12/31/12.
2) Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.
3) The positive market scenarios reflects an immediate up shock of 10% & 30% on 12/31/12 followed by baseline equity market returns thereafter with fixed income returns 100bps above the expected long term rate.  Assumes baseline policyholder behavior assumptions.
4) The negative scenario reflects an immediate down shock of 30% on 12/31/12, followed by baseline equity returns, coupled with a flat 10-year treasury rate of 1.78%.
Assumes baseline policyholder behavior.
5) The break-even scenario reflects annual equity return of -9% (including dividend yield).  Fixed income returns and policyholder behavior reflect our baseline assumptions.
Investor Day 6.18.2013
PV of Total
Contract Cash
Flows
(1)(2)
Positive Markets
(3)
Baseline
Negative Markets
(4)
Break Even
(5)
+30%
+10%
$18.4
$16.6
$5.0
$0.0
$
21.1
Equity Markets
Immediate Shock +10% / +30% n/a -30% n/a
Post-shock Annual Equity Returns Baseline Baseline Baseline -9% annually
Fixed Income
Long Term
Assumption + 100bps
Baseline Flat Baseline

Lapse Rates Linked to “In-the-Moneyness”
10

Investor Day 6.18.2013
0%
2%
4%
6%
8%
10%
12%
14%
16%
0% 20% 40% 60% 80% 100%
Account Value (AV) / Protected Withdrawal Value (PWV)
Current GLWB Assumption
9% - Baseline lapse rate
5.4% - Current dynamic lapse
assumption
Rate approaches 1%
as AV/PWV       20%
Lapse Rates
(1)
by “In-the-Moneyness”
(2)
1) Lapse rates are  post surrender charge period, post “shock“ lapses experienced immediately after the surrender charge period and reflect GLWB product assumptions only.
2) “In-the-Moneyness” (Protected Withdrawal Value less Account Value) is used to develop the percentage of the protected withdrawal value that is covered by the account value.

Lifetime Withdrawal Benefit Utilization
and Efficiency Assumptions
• We assume 95% of policyholders exercise their lifetime withdrawal benefit
11
• For policyholders that do exercise their lifetime withdrawal benefit we assume greater efficiency than observed
Actual
Assumption
1) % of AIA (Annual Income Amount) represents the weighted average withdrawal rate as a percentage of maximum benefit withdrawal allowed without affecting future policyholder benefit payments for policyholders with a lifetime withdrawal benefit.
Investor Day 6.18.2013
% of AIA
(1)
85%
% of AIA
(1)
82%

Strong, Positive Cash Flows Even if Future Policyholder
Behavior Deviates from Expectations
12
Investor Day 6.18.2013
PV of Total
Contract
Cash
Flows
(1)(2)
$17.6
$16.6
$13.6
Lower Lapses
(3)
Baseline
Higher Benefit
Efficiency
(4)
Lapses
All periods reduced by
20%
Baseline Baseline
Benefit Efficiency Baseline Baseline
95% of guaranteed
amount
1)
Reflects total contract cash flows based upon the in force book of business as of 12/31/12.
2)
Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.
3) The lower lapse scenario reflects a 20% reduction to baseline lapse rates across all periods.  Capital market and benefit utilization assumptions are unchanged relative to the baseline scenario.
4) The higher benefit efficiency scenario reflects a 10% increase in benefit efficiency (from 85% to 95%) across all periods.  Capital market and benefit utilization assumptions are unchanged relative to the baseline scenario.

Resilient Cash Flows Despite Severely Adverse Market and
Policyholder Behavior Scenarios
13
1) Reflects total contract cash flows based upon the in force book of business as of 12/31/12.
2) Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.
3) The lower lapse scenario reflects a 20% reduction to baseline lapse rates across all periods. Equity Markets reflect an immediate 30% down shock followed by baseline annual growth coupled with a flat 10-year treasury rate of 1.78%. Benefit utilization assumptions are unchanged relative to the baseline scenario.
4) The higher benefit efficiency scenario reflects a 10% increase in benefit efficiency (from 85% to 95%) across all periods. Equity Markets reflect an immediate 30%
down shock followed by baseline annual growth coupled with a flat 10-year treasury rate of 1.78%. Benefit utilization assumptions are unchanged relative to the baseline scenario.
Investor Day 6.18.2013

14
Notional amount –
cannot be accessed
by contract holder
1) Represents products with guaranteed lifetime withdrawal benefits (GLWB) as of 12/31/12.
2) Represents our living benefit exposure, as of 12/31/12, based upon policyholder's guaranteed lifetime annual income amount on that date.
Our True Exposure is Significantly Less Than
the Notional “In-the-Moneyness”
(1)
Protected Protected
Withdrawal Withdrawal
Value Value
$109 billion $109 billion
Notional
“In-the-
Moneyness”
$14 billion
Account Value Account Value
$95 billion $95 billion
$2 billion
Economic
Investor Day 6.18.2013
“In-the-Moneyness”
(2)

Risk Management 15 Investor Day 6.18.2013

Account Value by Year of Issue
(1)
16
1) Account value represents the variable annuity inforce account value as of 12/31/12 for policies sold in each cohort year and include subsequent premiums in the year the original policy was sold.
Investor Day 6.18.2013
% of 12/31/12
Account Value
20.8% 5.2% 6.1% 7.3% 15.7% 17.1% 14.4% 13.4%
Total $107.3 billion Total $24.3 billion
Account Value w/Living Benefit Account Value w/o Living Benefit Average S&P 500 Level
Total Account Value of $132 billion as of 12/31/12

Reducing Risk Through Product Design and Pricing
17
1) Account value represents the variable annuity in force account value as of 12/31/12 for policies sold in each cohort year and include subsequent premiums in the year the original policy was sold.
2) Additional detailed product changes can be found in the appendix on slide 30.
• Increased living
benefit rider fee
• Reduced roll-up rate
• Increased living benefit rider fee
• Reduced roll-up rate
• Account doubling period
lengthened
De-risking
De-risking
(2) (2)
• Increased
living benefit
rider fee
• Increased
minimum issue
age
• Increased age
for 5% income
payout
• Eliminated
subsequent
premiums
• Stopped sales
of X-share
Investor Day 6.18.2013

Hedge Program Overview
18
•
Objectives
–
Severe scenario
protection
– Maximize capital
efficiency
– Minimize earnings
volatility
•
Strong performance
through full economic
cycles
Capital Markets Hedging
Overview
Capital Markets Hedging
Approach
• Aims to replicate the market
sensitivities of our living
benefits
•
Uses derivatives to ensure
protection in any economic
scenario
Investor Day 6.18.2013

Historical Hedge Program Results
(1)(2)
19
1) Excludes differential related to the assumption unlocks because they are not hedged.
2) We hedge to our economic view of the liability. The hedge target is grounded in a GAAP/Capital markets valuation framework that incorporates modifications  to
GAAP including alteration to the risk-free return assumption to account for customer selected funds invested in risk bearing assets.
3) Prudential did not hedge 100% of the hedge target, but holds capital against a portion of the interest rate exposure rather than fully hedging the risk. The underhedge mitigates enterprise exposure to rising interest rates.
1
Investor Day 6.18.2013
(2)
(3)
0.0
0.0 0.0
0.1
0.1
$(4.5)
$(3.5)
$(2.5)
$(1.5)
$(0.5)
$0.5
2005 2006 2007 2008 2009 2011 2012
Yearly Net Gain/(Loss) vs. Hedge Target
Yearly Net Gain/(Loss) on Interest Rate Underhedge
Cumulative Net Gain/(Loss) vs. Hedge Target
Cumulative
Hedge
Differential
= ($0.5B)
2010

GAAP Balance Sheet - VA Footprint
(1)
20
1) Includes Fixed Annuities.
2) Deferred Acquisition Costs (DAC) and Deferred Sales Inducements (DSI).
3) Accumulated Other Comprehensive Income.
4) Includes ~$4 billion of equity attributable to PrucoRe.
Investor Day 6.18.2013

Accounting Framework Captures the Fair Value of our
Living Benefit Liabilities
21
Prudential’s mark to market accounting framework, FAS 133/157, applies a valuation methodology that results in increased volatility in earnings and equity
1) Under FAS 133/157 accounting we are required to incorporate the market-perceived risk of our own non-performance (NPR) in the valuation of the embedded derivatives associated with our optional living benefit features.
Accounting
Framework
Reserve
Valuation
NPR
(1)
Earnings &
Equity
Volatility
Path Dependent
Required
Equity
Reserve
Impact
Path Dependent
Investor Day 6.18.2013

Impact of Assumption Updates
Reflects Accounting Framework
• The impact of a change to baseline lapse assumptions measured under each construct
• The negative impact of a reduction to our lapse assumption is magnified under FAS 133/157
22
Assumption Update Impact of Lapse Reduction Assumption Update Impact of Lapse Reduction
1) The arrows above represent a proxy for SOP 03-1 & FAS 133/157 (excl. NPR) accounting frameworks. SOP 03-1 accounting utilizes management’s best estimates of capital markets performance to value liabilities while FAS 133/157 (fair value) accounting assumes a risk neutral environment.
SOP 03-1
(1)
FAS 133/157
(1)
Positive GAAP Net
Income Impact
Negative GAAP Net
Income Impact
Investor Day 6.18.2013

Capital Protection Framework Provides
Sufficient Coverage in Tail Scenarios
1) Assumes shock occurs on 12/31/12 for overall block of business in force; represents gross change in statutory capital requirements, inclusive of capital requirements in reinsurance captive, immediately following shock.
Equity Shock Impacts
(1)
$ billions
Interest Rate Shock Impacts
(1)
$ billions
23
Combined Equity & Interest Rate Shock Impacts
(1)
$ billions
Investor Day 6.18.2013
Capital Capital
Protection Protection
Framework: Framework:
• • On-balance
Sheet
Capital
• Derivatives
• Reinsurance
• Contingent
Sources
of
Capital
Capital Capital
Requirements Requirements
Increase
Decrease
Down 30%
Down 10%
Up 10% Up 30%
$(0.4) $(0.4)
$(0.7) $(0.7)
$2.7 $2.7
$0.4 $0.4
Capital Capital
Requirements Requirements
Increase
Decrease
Down 100 bps Down 10 bps Up 10 bps Up 100 bps
$(0.2) $(0.2)
$(0.7) $(0.7)
$1.2 $1.2
$0.0 $0.0
Increase
Decrease
-30% Equity &    -
100bps Interest
-30% Equity &
-10bps Interest
$2.3 $2.3
$0.5 $0.5
$5.1 $5.1
$2.9 $2.9
Capital Capital
Requirements Requirements
-10% Equity &
-100bps Interest
-10% Equity &
-10bps Interest

New Business 24 Investor Day 6.18.2013

• HDI 2.1 launched in February 2013, includes further de-risking measures
25
Investor Day 6.18.2013
– Rollup rate for protected value: 5% on highest daily value, limited to earlier of 10 years or first lifetime withdrawal
– Earliest age to receive 5% income payment rate is 70 (from 65)
– Income payment rate reduced to 3.5% at ages 55-59
1/2
(from 4%) and 4.5% at
ages 65-69 (from 5%)
– 200% protected value guarantee at 12 years no longer available
– Reduced compensation rates
– Produces expected returns that meet or exceed targets even in an environment of continued low interest rates
New Business Offerings Increase Shareholder Value

New Business Produces Positive Cash Flows
1) Reflects total contract cash flows based upon the HDI 2.1 product design.
2) Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.
3) Each bar represents a discrete year.
26
PV of Fees
$380 million
PV of Expenses and
Benefits
($234) million
Investor Day 6.18.2013
The present value of baseline new business cash flows equals $146 million per
$1 billion of sales
(1)
$(80)
$(60)
$(40)
$-
$20
$40
$60
$80
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30
$(20)
PV of Cash PV of Cash
Flows Flows
(2)(3) (2)(3)
$146 million $146 million

Variable Annuities is a Core Prudential Business
27
In Force Valuation
• Our in force portfolio has significant value and will produce positive cash flows over the remaining life in diverse scenarios
Risk Management
• Our risk management efforts focus on reducing capital markets risk and maintaining a strong capital position
New Business
• Our new business produces positive cash flows and offers favorable returns in the current interest rate environment
Investor Day 6.18.2013

Appendix 28 Investor Day 6.18.2013

$(1.5)
$(1.0)
$(0.5)
$-
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
01 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35
In Force Produces Positive Cash Flows
under Baseline Assumptions
29
The present value of remaining in force baseline cash flows equals $16.6 billion
(1)
PV of Fees
$27.8 billion
PV of Cash Flows
$16.6 billion
(2)(3)
PV of Expenses and Benefits
($11.2) billion
Investor Day 6.18.2013
1)
Reflects total contract cash flows based upon the in force book of business as of 12/31/12 with each bar representing a discrete year.
2)
Cash flows are shown on a present value basis, are discounted at the forward curve, and reflect the results of hedging activity.
3) Reflects the baseline capital market and policyholder behavior assumptions found on slide 7.

Adapting to Changing Markets
30
1) Single life contract.
2) HD Lifetime Five basis point charge based on account value, all other products based on protected withdrawal value.
3) Represents the average S&P 500 level and 10yr treasury rate until the introduction of the next product change.
4) Average as of 3/31/13.
Investor Day 6.18.2013
Prudential
Rider
HD Lifetime HD Lifetime
Five Five
HD Lifetime HD Lifetime
Seven Seven
HD Lifetime HD Lifetime
Seven + Seven +
HD Lifetime HD Lifetime
Six + Six +
HDI HDI
HDI HDI
2.0 2.0
HDI HDI
v2.1 v2.1
Introduced
November
2006
January
2008
February
2009
August
2009
January
2011
August
2012
February
2013
Basis Point Basis Point
Charge Charge
(1) (1)
60
(2)
60 75 85 95 100 100
Age for Age for
5% Payout 5% Payout
(1) (1)
55 55 59
1/2
59
1/2
59
1/2
65 70
200% 200%
Protected Protected
Value Value
Guarantee Guarantee
10 yrs 10 yrs 10 yrs 10 yrs 12 yrs 12 yrs N/A
Minimum Minimum
Issue Age Issue Age
(1) (1)
55 55 45 45 45 50 50
Average Average
S&P 500 S&P 500
(3) (3)
1,467 1,195 863 1,118 1,298 1,430 1,532
(4)
Average 10 yr Average 10 yr
TSY TSY (3) (3)
4.63% 3.58% 3.21% 3.29% 2.45% 1.74% 1.97%
(4)

$572
$462
$313
$589
$884
$984
$652
$(955)
$672
$950
$662
$1,039
$(1,500)
$(1,000)
$(500)
$-
$500
$1,000
$1,500
2007 2008 2009 2010 2011 2012
Adjusted operating income
Adjusted operating income
($ millions)
Reported
$503
Six Year
Average
Excluding Excluding
indicated indicated
items items
$634 $634
Growing Baseline Operating Results
31
Investor Day 6.18.2013
Excluding impact of:
• Changes in the estimated profitability on reserves for GMDB/GMIB
• Amortization of DAC and other costs
• Other discrete items
Reported
(1)
1) Inclusive of expenses estimated in excess of baseline level for 2012.

47%
51%
53%
56%
59%
61%
63%
64%
65%
67%
69% 70%
21%
19%
18%
17%
16%
15%
14%
14%
14%
13%
12%
12%
32%
30%
29%
27%
25%
24%
23%
22%
21%
20%
19%
18%
$85
$84
$93
$102
$110
$112
$103
$110
$120
$120
$129
$132
$-
$20
$40
$60
$80
$100
$120
$140
With living benefits,
With automatic rebalancing
With living benefits,
Without automatic rebalancing
Without living benefits
Improving Risk Profile
32
Variable Annuity
Variable Annuity
Account Value Risk Profile
Account Value Risk Profile
(1) (1)
Investor Day 6.18.2013
1) As of end of period.

Edward Baird Executive Vice President and Chief Operating Officer, International Prudential International Insurance

Investor Day 6.18.2013
Key Messages
• Proven strategy and successful execution
• High ROE, steady AOI growth, low volatility
• Core Life Planner model supplemented by multiple channels
• Leading position in Japan, expanding in other markets

3 Investor Day 6.18.2013 Overview

Investor Day 6.18.2013
2012 Snapshot
Market Leader in Japan
Broad Channel & Product Diversification
2012 Operation Highlights
(1)
Annual Sales
In-force Policies
In-force Face Amount
Captive Agents
Bank Partners
Independent Agencies
Employees
Pre-Tax AOI
AOI CAGR (2007 - 2012)
ROE
$4 billion
12 million
$877 billion
~18,000
70+
~3,400
~28,000
$2.8 billion
15%
17.5%
1) Pre-tax Adjusted Operating Income (AOI) excludes Star / Edison integration costs and gains on China Pacific investment. Return on Equity (ROE) is based on after-tax AOI excluding aforementioned items and overall effective tax rate for the Financial Services Businesses.  Foreign denominated activity and face amount are translated into U.S. dollars at 2013 plan exchange rates including Japanese yen 80 per U.S. dollar, and Korean won 1,160 per U.S. dollar.  U.S.
denominated activity is included based on the amounts as transacted in U.S. dollars.

Investor Day 6.18.2013
Our Historical Strategy and
Business Model…
…Is the Foundation For Our
Evolving Strategy
• Concentrate on a limited number of
attractive countries
• Target the affluent and mass-
affluent consumer
• Needs-based selling
• Proprietary distribution based on
selective recruiting, professional
training, performance-based
variable compensation
• Historical focus on death
protection insurance
• Concentrate on a limited number of
attractive countries
• Expand the breadth and depth of our
capabilities in those countries
- Target middle to mass-affluent
consumer and small/medium
business market
- Diversify distribution and products to
meet additional customer needs
• Maintain our proven discipline,
quality, and execution in all markets,
channels, products, and customer
relationships
The Evolution of our International Strategy

Investor Day 6.18.2013
World Life Insurance Markets
• Japan is the largest market in the world after the U.S.
• South East Asia is growing fast, but the market size is still small (<2% of world)
2011 Life Insurance Premiums
(1)(2)
($ billions)
$417
China China
Korea Korea
Taiwan Taiwan
India India
SE Asia SE Asia
Other Other
$538
$525
$65
$210
$175
$114
United
States
Japan Asia ex -
Japan
Latin
America
United
Kingdom
France Germany
1)
Source: Swiss Re.  Based on 2011 life premium volume, foreign denominated activity translated to U.S. dollars at average exchange rates for 2011.
2)
World total life premiums are $2,627 billion. Chart not  inclusive of the remainder of Europe, Africa, Oceania and Canada.

Investor Day 6.18.2013
Growing Sales Throughout Multiple Channels
Annualized New Business Premiums
(1)
$1,389
$1,545
$1,929
$3,157
$4,051
• Bank and Independent Agency channels supplement tied agency channels
($ millions)
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
2008 2009 2010 2011 2012
Independent Agency
Bank
Life Consultant
Life Planner
1)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 80 per U.S. dollar; Korean won 1,160 per U.S. dollar.

Investor Day 6.18.2013
2008 2009 2010 2011 2012
All Others
Taiwan
Brazil
Korea
Japan Success Supplemented by Other Markets
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Korean won 1,160 per U.S. dollar.
Annualized New Business Premiums
(1)
Ex Japan
$355
$311
$270 $271
$229
($ millions)

Investor Day 6.18.2013
Sustained Earnings Growth Through
Challenging Markets and Events
Pre-Tax Adjusted Operating Income
(1)
($ millions)
$1,581
$1,651
$1,821
$2,239
$2,782
2008 2009 2010 2011 2012
Investment Margin
Mortality, Expense
& Other Margin
1)
Pre-tax AOI excludes  the net of Star / Edison transaction and integration costs and gains on China Pacific investment of $66 million in 2010, $24 million in 2011, and $(78) million in 2012.
2)
CAGR based on 2007 – 2012 (5 Year).

Investor Day 6.18.2013
21.2%
15.9%
17.5%
2010 2011 2012
High Return on Equity Driven by Fundamentals
Return on Equity
(1)
• Star / Edison integration contributes to ROE performance
1)
Based on after-tax AOI of our International Insurance operations excluding Star / Edison transaction and integration costs and gains on China Pacific investment, using overall effective tax rate for the Financial Services Businesses and associated attributed equity.

11 Investor Day 6.18.2013 Life Planner / Prudential of Japan

Investor Day 6.18.2013
Beneficial Cycle of Life Planner Model
Superior
Returns &
Steady
Growth
• Providing financial security over lifetime of customers drives our beneficial cycle
High Income
for Life
Planner
High
Customer
Satisfaction
Quality
Referrals
Productivity
$26,700 AP per LP month
7.5 policies per LP month
(1)
Retention
90.5%
(1)
Persistency
95.0%
(1)
High Life
Planner
Retention
High Policy
Persistency
Quality
People
Quality
Products
Quality
Service
High Life
Planner
Productivity
1) Data based on 2012 Prudential of Japan (POJ).  Annualized new business premiums produced by each Life Planner (LP) in a month; foreign denominated activity translated to U.S. dollars at uniform exchange rate, Japanese yen 80 per U.S. dollar. Number of new policies sold per LP per month, including medical and cancer policies. Total retention for agents in all service years. 13  month policy persistency measured based on face amount, 12-month rolling average data.
th

Investor Day 6.18.2013
Quality People
• Industry leading Million Dollar Round Table memberships
• Prudential of Japan has the highest number of MDRT members in the Japanese industry for 16 consecutive years
(1)
1) Source: Million Dollar Round Table Association, Japan - membership data as of 4/18/13.
MDRT Japan Membership
(1)
29% of POJ Life Planners
are MDRT members –
Highest percentage
in industry
(1)
945
665
445
300
157
115
111
43

Investor Day 6.18.2013
Quality Business
Prudential of Japan
12   Month LP Retention
(1)
Total LP Retention
(1)
Life Planner AP Productivity
(1)
• Quality focused Life Planner operation drives both the top-line and the bottom-
line growth
Total LP Retention
(1)
2008 2009 2010 2011 2012
$17,500
$17,800
$19,900
$22,000
$26,700
83.3%
78.7%
79.7%
80.7%
82.1%
88.3%
87.0% 87.0%
89.9%
90.5%
th
1)
Annualized new business premiums produced by each LP in a month. Total LP retention for Life Planners in all service years; percentage of Life
Planners at beginning of year who are still active at end of year. 12th month LP retention based on 12-month rolling average data.

Investor Day 6.18.2013
Quality Service
1) J.D. Power Asia Pacific 2011 - 2013 Japan Life Insurance Contract Satisfaction Studies
SM
and 2011 - 2013 Japan Life Insurance Claim Satisfaction Studies
SM
.
Contract Satisfaction Study based on a total of 4,490 life insurance policyholders who purchased or renewed coverage during the past year.  Claim Satisfaction Study
based on a total of 3,776 policyholders who filed claims for medical benefits during the past year.   japan.jdpower.com
2) 13   month policy persistency for 2012.
• According to J.D. Power Asia Pacific, Prudential of Japan is the highest in customer satisfaction for three years in a row
• Satisfied customers, high policy persistency
#1
Customer Satisfaction
(1)
Policy
Persistency
(2)
95%
2011
2012 2013
#1
#1
th

Investor Day 6.18.2013
2008 2009 2010 2011 2012
Retirement
Accident & Health
Death Protection
Current Customers are Excellent Prospects
for Additional Coverage to Meet Needs
Annualized New Business Premiums
(1)
POJ Second Sales to Existing Customers
1) Data based on Prudential of Japan sales to individual market; foreign denominated activity translated to U.S. dollars at uniform exchange rates; Japanese yen
80 per U.S. dollar.
$107
$118
$123
$147
$192
($ millions)

Investor Day 6.18.2013
Payoff from Quality
• Superior business drivers of LP model significantly increase the lifetime production of agent
Lifetime Sales of Agents
(1)
1) Assumptions for traditional agent: AP Productivity = $6,000 per month;  Agent Retention (Year 1/ Year 2/ Year 3+) = 55%/ 60%/ 80%
POJ LP: AP Productivity = $26,700 per month; Agent Retention (Year 1/ Year 2/ Year 3+) = 82%/ 80%/ 91%
POJ Life Planners
Traditional Agent
+ LP Retention
+ LP Productivity
$0.2 million
$0.6 million
$2.3 million
0.0
0.5
1.0
1.5
2.0
2.5
3.0
0 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20
Cumulative Sales
($ millions)
Service Year
3,165
3,284
1Q12 1Q13

Investor Day 6.18.2013
Life Planner Model Growth – Business Drivers
• Life Planner growth + productivity improvement results in superior performance
Number of
Life Planners
AP Productivity
Annualized New
Business Premiums
(1)
6,166
7,058
$16,600
$12,800
$899m
$1,347m
3%
3%
5%
5%
8%
8%
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 80 per U.S. dollar;
Korean won 1,160 per U.S. dollar.
5 Year CAGR (2007 – 2012)

Investor Day 6.18.2013
Life Planner Model Growth – Financial Performance
• Sales growth + high persistency results in strong financial performance
Operating Revenue
(2)
Pre-tax Adjusted
Operating Income
$5,407m
$9,002m
$867m
$1,481m
11%
11%
11%
11%
5 Year CAGR (2007 – 2012)
Annualized New
Business Premiums
(1)
$899m
$1,347m
8%
8%
1)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 80 per U.S. dollar; Korean won 1,160 per U.S. dollar.
2)
Reported basis – translated based on applicable average exchange rates for respective periods.

Investor Day 6.18.2013
Prudential of Japan Sales Trend
Annualized New Business Premiums
(1)
($ millions)
$100
$150
$200
$250
$300
$350
1Q09 1Q10 1Q11 1Q12 1Q13
Higher than run-rate due to:
- USD product re-pricing
- Tax law change
1)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 80 per U.S. dollar.
2)
CAGR based on 2009 – 2013 (1Q).

21 Investor Day 6.18.2013 Gibraltar Life

Investor Day 6.18.2013
$315 million
$400 million
$250 million
Integration Progress by Numbers…
• Incurred integration costs through 1Q13
• Total expected pre-tax integration costs
• Down $100 million from original estimate
• Targeted annual cost savings
• ~80% realized by 2012, 90% by 2013 on a run-rate basis
• Continue to “Prudentialize” sales force
• De-risked investment portfolio to align with Prudential standards
• Replaced lower margin product portfolio with higher margin products
• Enhanced risk management and internal controls
Star/Edison Integration Substantially Complete

Investor Day 6.18.2013
Gibraltar Life – Life Consultant Count and Sales
Historical Life Consultant Count & Sales
• Acquired Kyoei Life in 2001 – Life Consultant count reduced while sales grew
Annualized
New Business
Premiums ($m)
(1)
LC
(3)
Count
6,281 LC’s
in Dec. 2010
$132 (2)
2010
3,000
4,000
5,000
6,000
7,000
8,000
$68
$80
$97
Apr-01 3Q01 1Q02 1Q03
7,457 LC’s
in April 2001
First full quarter sales
1)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 80 per U.S. dollar.
2)
Average quarterly annualized new business premiums in 2010.
3)
Life Consultant (LC).

Investor Day 6.18.2013
6,281
13,227
12,219
10,252
$132
$162
$189
$217
2010 1Q11 1Q12 1Q13
Gibraltar Life – Post Star/Edison Acquisition
• Acquired Star and Edison in February 2011, added 7,300 agents upon acquisition
Life Consultant Count & Sales
Annualized
New Business
Premiums ($m)
(1)
LC Count
(2)
(3)
1)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 80 per U.S. dollar.
2)
One month of sales activities from Star and Edison included, due to one month lag reporting.
3)
Average quarterly annualized new business premiums in 2010.
Gibraltar / Star / Edison
Merge Implemented

Investor Day 6.18.2013
Life Consultant Sales Trend
1) Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 80 per U.S. dollar.
2) CAGR based on 2009 – 2013 (1Q).
($ millions)
Annualized New Business Premiums
(1)
Higher than run-rate due to:
- USD product re-pricing
- Tax law change
Post Star/Edison Acquisition

26 Investor Day 6.18.2013 Bank Channel

Investor Day 6.18.2013
Bank Channel Distribution Brings Growth & Challenges
• Enhances access to expanded
customer base and investable
wealth
• Strong growth potential through
development of new banking
relationships
• Competitive product portfolio
meets bank customer needs
• Strong brand name attracts
security focused customers
• Leverages infrastructure costs
Advantages
• Less influence over distribution
• Sales can be volatile due to
changes in interest rates and
competitor actions
• Profitability can vary with
changes in product mix
Challenges

Investor Day 6.18.2013
Bank Channel Distribution – Prudential’s Response
• Focused on profitable growth
• Supplemental to captive channels
• Actively manage the channel
– Attractive margins        Active in the market
– Unattractive margins        Willing to pull back
• Recent actions in response to interest rate declines
– Sales caps
– Lowered guaranteed interest rate on yen single premium whole life from
1.0% to 0.8%
– Reduced commission rates
• Will not compete based on price

Investor Day 6.18.2013
2008 2009 2010 2011 2012 1Q12 1Q13
USD Whole Life &
Retirement Income
JPY Single Premium
Whole Life
All Other
Bank Channel Sales Growth
Annualized New Business Premiums
(1)
($ millions)
$56
$138
$341
$600
$1,422
$190
$223
• Significant sales growth in 2011 and 2012 driven by JPY single premium whole life
• Partnering with all mega-banks in Japan.  70+ bank partners in total.
Sales of JPY
single premium
whole life have
declined in 2013
following the
re-pricing
in January
1)
Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented; Japanese yen 80 per U.S. dollar.

Investor Day 6.18.2013
Affluent
Strategic Expansion Framework
Death protection
Customer
Segment
Whole life & Term
Primary
Customer
Needs
Product
Solution
• Meeting evolving customer needs through product and channel expansion
Life Planner
+ Mass affluent
+ Business owners
+ Retirement
+ Business planning
+ Accident & Health
+ Retirement income
+ USD products
Distribution

Investor Day 6.18.2013
Affluent
Strategic Expansion Framework
Death protection
Customer
Segment
Whole life & Term
Primary
Customer
Needs
Product
Solution
+ Middle class
+ Teachers
• Meeting evolving customer needs through product and channel expansion
Life Planner Life Consultant
+ Mass affluent
+ Business owners
+ Retirement
+ Business planning
+ Accident & Health
+ Retirement income
+ USD products
Distribution
+ Multi-currency fixed
annuity
Death protection
+ Retirement
Whole life & Term
+ Accident & Health
+ Retirement income
+ USD products

Investor Day 6.18.2013
Affluent
Strategic Expansion Framework
Death protection
Customer
Segment
Whole life & Term
Primary
Customer
Needs
Product
Solution
3   Party Channels
Bank / Independent Agency
+ High net worth
+ Savings
+ Single pay insurance
+ Middle class
+ Teachers
• Meeting evolving customer needs through product and channel expansion
Captive Channels
Life Planner Life Consultant
+ Mass affluent
+ Business owners
+ Retirement
+ Business planning
+ Accident & Health
+ Retirement income
+ USD products
Distribution
+ Multi-currency fixed
annuity
Death protection
+ Retirement
Whole life & Term
+ Accident & Health
+ Retirement income
+ USD products
+ Business owners
Death protection
+ Retirement
+ Business planning
+ Multi-currency fixed
annuity
Whole life & Term
+ Accident & Health
+ Retirement income
+ USD products
rd

33 Investor Day 6.18.2013 FX, Interest Rate Environment and Capital

Investor Day 6.18.2013
Foreign Currency Risk Management
Potential Exposure Risk Management
Asset-Liability
Management
Well Matched FX
Shareholder Value in US$
Comprehensive
Hedging Program
Accounting
Remeasurement
Non-Economic Noise
• Income and Cash Flow
• Equity Value

Investor Day 6.18.2013
Japanese Yen Income Hedge
• Roughly 50% of Japan’s earnings are Yen-based
• Yen-based AOI is hedged over a 36 month rolling basis using a series of FX forwards with laddered maturities
• The Yen plan rate is derived from the weighted average hedged rate
• Hedging Yen-based AOI protects the USD value of Japan capital repatriation
2013 2014 2015 2016
%  of Yen AOI Hedged
(1)
100% ~80% ~35% ~5%
Plan Rates (¥/$) ¥80
1) Percentage of expected yen-based adjusted operating income hedged as of 3/31/13.
Income Hedges

Investor Day 6.18.2013
502
550
669
921
1,041
1,016
1,153
1,248
1,393
1,679
2,025
419
273
541
151
414
1,104
627
683
384
1,631
1,257
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
After-Tax AOI Capital Redeployed
12,197
7,484
High Capital Redeployment
Historical Capital Redeployment
• International Insurance operations have redeployed excess capital equal to 61%
of After-tax AOI since 2002
(1)
(2)
($ millions)
1) Years 2007 – 2011 have been restated for U.S. GAAP accounting standards applicable to deferred policy acquisition costs (DAC) effective 1/1/12. Years
2002 – 2006 have not been restated.  After-tax AOI is based on overall FSB effective tax rates.
2) Primarily includes dividends, affiliated debt repayment, and affiliated lending. 2011 capital redeployment also includes $800 million of capital that was used to partially fund the Star and Edison acquisition.
61% of
After-tax
AOI
Cumulative 2002 - 2012

Investor Day 6.18.2013
Interest Rate Environment
• Interest rates in Japan have been low for more than fifteen years
1) For new business, commencing second quarter 2012.
Historical 10 Year Government Bond Yield Historical 10 Year Government Bond Yield
• High quality long duration investment portfolio
• Recently lowered guaranteed crediting rates of U.S. dollar products
(1)
• Protection product profitability relatively less sensitive to interest rates
• Fixed annuity designed to mitigate interest rate risk
Prudential’s Position
JGB
UST
0.54%
0%
2%
4%
6%
8%
1997 1999 2001 2003 2005 2007 2009 2011 2013

Investor Day 6.18.2013
1) Pre-tax AOI excludes  the net of Star / Edison integration costs and gains on China Pacific investment of $(78) million. The analysis represents assumed investment of renewal premiums and reinvestment of investment income and proceeds from maturing investments at market interest rates 50 bps higher or lower than actual rates during the year.
Pre-Tax Adjusted Operating Income
(1)
($ millions)
$2,782
• In the near-term, earnings are not materially impacted by modest changes in interest rates
• +/- 50 bps = ~$25m in near-term, or ~1% of pre-tax AOI
$2,757
$2,807
Impact of Changing Interest Rate Environment
2012 2012 if interest rates
reduced 50 bps
2012 if interest rates
increased 50 bps
Investment Margin
Mortality, Expense
& Other Margin

Investor Day 6.18.2013
Solvency Margin Ratio
March 31, 2013
749% Prudential of Japan
Gibraltar
(1)
896%
Stressed Scenario
~625%
~800%
1) Gibraltar consolidated basis.
2) Represents indicated change applied to asset valuation as of 3/31/13.
• Solvency margin position of Prudential’s Japanese companies – well capitalized and financially secure
SMR
Stressed Scenario
(2)
• Japan Equity
• Real Estate
• USD & AUD Exchange Rates
• Interest Rates
Down 55%
Down 35%
Weakening 20%
Up 100 bps

Investor Day 6.18.2013
High Quality Investment Portfolio
Japan Investment Portfolio
(1)
$146 billion
1) As of 3/31/13, at balance sheet carrying amount.
2) Includes commercial/residential mortgage backed securities and asset backed securities.
3) Includes commercial/residential mortgage loans.
4) Includes trading account assets supporting insurance liabilities and policy loans.
Corporate Bonds
(Investment Grade)
2% Corporate Bonds (Below Investment Grade)
2% Equities
1% Real Estate
Structured Securities (2)
Commercial Loans (3)
Risk Assets
Other
(4)
Government
(JGB & UST)
27%
4%
4%
4%
5%
56%

Investor Day 6.18.2013
Key Takeaways
• Solid business model with sustained track record of success
• High ROE, steady AOI growth, low volatility:  returns and earnings primarily the result of stable drivers
• Leading position in Japanese market (second largest market in the world), strengthened by Star / Edison acquisition
• Competitive advantages in distribution based on core Life Planner model, coupled with financial strength and reputation, driving growth across multiple channels
• Strong growth prospects enhanced by product portfolio serving lifetime financial security needs